Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements of Transocean Ltd.:

(1)	Registration Statement (Form S-4 No. 333-46374-99) as amended by Post-Effective Amendments on Form S-8 and Form S-3,

(2)	Registration Statement (Form S-4 No. 333-54668-99) as amended by Post-Effective Amendments on Form S-8 and Form S-3,

(3)	Registration Statement (Form S-8 No. 033-64776-99) as amended by Post-Effective Amendments on Form S-8,

(4)	Registration Statement (Form S-8 No. 333-12475-99) as amended by Post-Effective Amendments on Form S-8,

(5)	Registration Statement (Form S-8 No. 333-58211-99) as amended by Post-Effective Amendments on Form S-8,

(6)	Registration Statement (Form S-8 No. 333-58203-99) as amended by Post-Effective Amendments on Form S-8,

(7)	Registration Statement (Form S-8 No. 333-94543-99) as amended by Post-Effective Amendment on Form S-8,

(8)	Registration Statement (Form S-8 No. 333-94569-99) as amended by Post-Effective Amendment on Form S-8,

(9)	Registration Statement (Form S-8 No. 333-94551-99) as amended by Post-Effective Amendment on Form S-8,

(10)	Registration Statement (Form S-8 No. 333-75532-99) as amended by Post-Effective Amendment on Form S-8,

(11)	Registration Statement (Form S-8 No. 333-75540-99) as amended by Post-Effective Amendment on Form S-8,

(12)	Registration Statement (Form S-8 No. 333-106026-99) as amended by Post-Effective Amendment on Form S-8,

(13)	Registration Statement (Form S-8 No. 333-115456-99) as amended by Post-Effective Amendment on Form S-8,

(14)	Registration Statement (Form S-8 No. 333-130282-99) as amended by Post-Effective Amendment on Form S-8,

(15)	Registration Statement (Form S-8 No. 333-147669-99) as amended by Post-Effective Amendment on Form S-8,

(16)	Registration Statement (Form S-3 No. 333-156379), and

(17)	Registration Statement (Form S-8 No. 333-163320);

of our report dated February 24, 2010, except for Note 27, as to which the date is September 16, 2010, with respect to the consolidated financial statements and schedule of Transocean Ltd. and Subsidiaries, included in this Current Report on Form 8-K dated September 16, 2010.

/s/ Ernst & Young LLP

Houston, Texas
September 16, 2010